$--------------
                                  (Approximate)


                      FIRST UNION STUDENT LOAN TRUST 1997-1

             $----------- Floating Rate Class A-1 Asset Backed Notes $----------- Floating Rate Class A-2 Asset Backed Notes
              $---------- Floating Rate Asset Backed Certificates

                            FIRST UNION NATIONAL BANK
                                    (SELLER)

                             UNDERWRITING AGREEMENT

                                                             June --, 1997

FIRST UNION CAPITAL MARKETS CORP.
One First Union Center DC-8
301 South College Street
Charlotte, North Carolina 28288

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Ladies and Gentlemen:

     First Union National Bank, a national banking association having its principal place of business in Avondale, Pennsylvania (the "Seller"), proposes to cause First Union Student Loan Trust 1997-1 (the "Trust") to issue and sell $------------- principal amount of its Floating Rate Class A-1 Asset Backed Notes (the "Class A-1 Notes"), $------------- principal amount of its Floating Rate Class A-2 Asset Backed Notes (the "Class A-2 Notes," and together with the Class A-1 Notes, the "Notes") and $----------- principal amount of its Floating Rate Asset Backed Certificates (the "Certificates," and, together with the Notes, the "Securities") to First Union Capital Markets Corp. and ------------------------- (each, "Underwriter" and collectively, the "Underwriters"), severally, in the amounts set forth opposite their names on Schedule A, except that the amount purchased by each Underwriter may change in accordance with Section 10 of this Agreement. The Trust is a special purpose entity established under the laws of the State of Delaware as a Delaware Business Trust under the Trust Agreement dated as of [June 1], 1997 between the Seller and The First National Bank of Chicago, a national banking association (the "Eligible Lender Trustee") (as amended and supplemented from time to time, the "Trust Agreement"). The assets of the Trust will include, among other things, a pool of student loans (the "Financed Student Loans") having an aggregate principal balance as of [June 1], 1997 (the "Cutoff Date") of approximately $----------- and certain monies due thereunder on and after the Cutoff Date. On the date of issuance of the Securities, such Financed Student Loans will be sold to the Eligible Lender Trustee (as defined below) on behalf of the Trust by the Seller pursuant to the Sale Agreement to be dated as of [June 1], 1997 (as amended and supplemented from time to time, the "Sale Agreement") among the Seller, the Trust and the Eligible Lender Trustee. The Financed Student Loans will be master serviced by First Union National Bank, a separate national banking association having its principal place of business in Charlotte, North Carolina ("First Union"), acting in its capacity of master servicer (the "Master Servicer") pursuant to the Master Servicing Agreement to be dated as of [June 1], 1997 (as amended and supplemented from time to time, the "Master Servicing Agreement") among the Trust, the Master Servicer, the Administrator and the Eligible Lender Trustee. The Notes will be issued pursuant to the Indenture to be dated as of [June 1], 1997 (as amended and supplemented from time to time, the "Indenture"), between the Trust and Bankers Trust Company, a New York banking corporation (the "Indenture Trustee"). The Certificates will be issued pursuant to the Trust Agreement. First Union, in its capacity as administrator (the "Administrator") will perform a certain administrative duties on behalf of the Trust pursuant to the Administration Agreement to be dated as of [June 1], 1997 (as amended and supplemented from time to time, the "Administration Agreement"). Forms of the Trust Agreement, the Sale Agreement, the Indenture, the Master Servicing Agreement and the Administration Agreement have been filed as exhibits to the Registration Statement (hereinafter defined).

     The Securities are more fully described in a registration statement which the Seller has furnished to the Underwriters. Capitalized terms used but not defined herein shall have the meanings given to them in the Registration Statement.

     Section 1. Representations and Warranties of the Seller

     The Seller represents and warrants to, and agrees with the Underwriters that:

     (a)  A  Registration  Statement  (No.  333-26405),   including  a  form  of
prospectus, on Form S-3 relating to the Securities has been filed with the Securities and Exchange Commission (the "Commission") and either (i) has been declared effective under the Securities Act of 1933, as amended (the "Securities Act"), and is not proposed to be amended or (ii) is proposed to be amended by amendment or post-effective amendment. If the Seller does not propose to amend such Registration Statement and if any post-effective amendment to such registration statement has been filed with the Commission prior to the execution and delivery of this Agreement, the most recent such amendment has been declared effective by the Commission. For purposes of this Agreement, "Effective Time" means (x) if the Seller has advised the Underwriters that it does not propose to amend such Registration Statement, the date and time as of which such Registration Statement, or the most recent post-effective amendment thereto (if any) filed prior to the execution and delivery of this Agreement, was declared effective by the Commission, or (y) if the Seller has advised the Underwriters that it proposes to file an amendment or post-effective amendment to such
Registration Statement, the date and time as of which such Registration Statement, as amended by such amendment or post-effective amendment, as the case may be, is declared effective by the Commission. "Effective Date" means the date of the Effective Time. Such Registration Statement, as amended at the Effective Time, including all information (if any) deemed to be a part of such Registration Statement as of the Effective Time pursuant to Rule 430A(b) under the Securities Act, and including the exhibits thereto and any material incorporated by reference therein, is hereinafter referred to as the "Registration Statement". "Preliminary Prospectus" means each prospectus included in such Registration Statement, or amendments thereof, which, as completed, is proposed to be used in connection with the sale of the Securities and any prospectus filed with the Commission by the Seller with the consent of the Underwriters pursuant to Rule 424(a) under the Securities Act. The form of final prospectus relating to the Securities, as first filed with the Commission pursuant to and in accordance with Rule 424(b) under the Securities Act or, if no such filing is required, as included in the Registration Statement at the Effective Date, is hereinafter referred to as the "Prospectus."

     (b) If the  Effective  Time is prior to the  execution and delivery of this
Agreement: (i) on the Effective Date, the Registration Statement conformed in all material respects to the requirements of the Securities Act, the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission thereunder (the "Rules and Regulations") and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, (ii) on the date of this Agreement, the Registration Statement conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b), the Registration Statement and the Prospectus will conform, in all material respects to the requirements of the Securities Act, the Trust Indenture Act and the Rules and Regulations, and (iii) on the Effective Date, the Prospectus, if not filed pursuant to Rule 424(b), did not or will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Prospectus will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. If the Effective Time is subsequent to the execution and delivery of this Agreement:
(x) on the Effective Date, the Registration Statement and the Prospectus will conform in all material respects to the requirements of the Securities Act, the Trust Indenture Act and the Rules and Regulations, (y) on the Effective Date, the Registration Statement will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading and (z) on the Effective Date, at the time of filing of the Prospectus pursuant to Rule 424(b) and at the Closing Date, the Prospectus will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The two preceding sentences do not apply to statements in or omissions from the Registration Statement or Prospectus based upon written information furnished to the Seller by any Underwriter specifically for use therein.

     (c) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     (d) Since the respective dates as of which information is given in the Prospectus, there has not been any material adverse change in the general affairs, management, financial condition, or results of operations of the Seller, otherwise than as set forth or contemplated in the Prospectus as supplemented or amended as of the Closing Date.

     (e) The Seller has been duly organized and is validly existing as a national banking association in good standing under the laws of the United States of America, is duly qualified to do business and is in good standing in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, and has all power and authority necessary to own or hold its properties, to conduct the business in which it is engaged and to enter into and perform its obligations under this Agreement, the Sale Agreement and the Trust Agreement, and to cause the Securities to be issued.

     (f) There are no actions, proceedings or investigations pending before or, to the knowledge of the Seller, threatened by any court, administrative agency or other tribunal to which the Seller is a party or of which any of its properties is the subject (a) which if determined adversely to the Seller would have a material adverse effect on the business or financial condition of the Seller, (b) asserting the invalidity of this Agreement, the Sale Agreement, the Trust Agreement, the Indenture, the Notes or the Certificates, (c) seeking to prevent the issuance of the Notes or the Certificates or the consummation by the Seller of any of the transactions contemplated by the Trust Agreement, the Indenture, the Sale Agreement or this Agreement, as the case may be, or (d) which might materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, the Trust Agreement, the Indenture, the Sale Agreement, this Agreement, the Notes or the Certificates.

     (g) This Agreement has been, and the Trust Agreement and the Sale Agreement when executed and delivered as contemplated hereby and thereby will have been, duly authorized, executed and delivered by the Seller, and this Agreement constitutes, and the Trust Agreement and the Sale Agreement when executed and delivered as contemplated herein, will constitute, legal, valid and binding instruments enforceable against the Seller in accordance with their respective terms, subject as to enforceability to (x) applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting creditors' rights generally, (y) general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law), and (z) with respect to rights of indemnity under this Agreement, the Sale Agreement and the Trust Agreement, limitations of public policy under applicable securities laws. The Seller has full corporate power and authority to cause the Trust to authorize, issue and sell the Notes and the Certificates, all as contemplated by this Agreement.

     (h) The execution, delivery and performance of this Agreement, the Trust Agreement, and the Sale Agreement by the Seller and the consummation of the transactions contemplated hereby and thereby, and the issuance and delivery of the Notes and the Certificates, do not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Seller is a party, by which the Seller is bound or to which any of the property or assets of the Seller or any of its subsidiaries is subject, nor will such actions result in any violation of the provisions of the articles of association or bylaws of the Seller or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Seller or any of its properties or assets.

     (i) KPMG Peat Marwick LLP are independent public accountants with respect to the Seller as required by the Securities Act and the Rules and Regulations.

     (j) No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body of the United States is required for the issuance of the Securities and the sale of the Securities to the Underwriters, or the consummation by the Seller of the other transactions contemplated by this Agreement, the Indenture, the Trust Agreement and the Sale Agreement, except such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters or as have been obtained.

     (k) The Seller possesses all material licenses, certificates, authorities or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now conducted by it and as described in the Prospectus, and the Seller has not received notice of any proceedings relating to the revocation or modification of any such license, certificate, authority or permit which if decided adversely to the Seller would, singly or in the aggregate, materially and adversely affect the conduct of its business, operations or financial condition.

     (l) At the time of execution and delivery of the Sale Agreement, the Seller will: (i) have good title to the interest in the Financed Student Loans, free and clear of any lien, mortgage, pledge, charge, encumbrance, adverse claim or other security interest (collectively, "Liens"); (ii) not have assigned to any person (other than the Eligible Lender Trustee) any of its right, title or interest in the Financed Student Loans; and (iii) have the power and authority to sell its interest in the Financed Student Loans to the Eligible Lender Trustee and to cause the Trust to sell the Securities to the Underwriters. Upon execution and delivery of the Sale Agreement by the Eligible Lender Trustee, the Eligible Lender Trustee will have acquired beneficial ownership of all of the Seller's right, title and interest in and to the Financed Student Loans. Upon delivery to the Underwriters of the Securities, the Underwriters will have good title to the Securities free of any Liens.

     (m) The Trust's assignment of the Financed Student Loans to the Indenture Trustee pursuant to the Indenture will vest in the Indenture Trustee, for the benefit of the Noteholders, a first priority perfected security interest therein, subject to no prior lien, mortgage, security interest, pledge, adverse claim, charge or other encumbrance.

     (n) As of the Cutoff Date, the Financed Student Loans will meet the eligibility criteria described in the Prospectus and will conform to the descriptions thereof contained in the Prospectus.

     (o) At the Closing Date, the Sale Agreement, the Master Servicing Agreement, the Administration Agreement, the Indenture and the Trust Agreement will conform in all material respects to the descriptions thereof contained in the Prospectus.

     (p) At the Closing Date, each class of Notes shall have been rated in the highest investment rating category and the Certificates shall have been rated in one of the three highest rating categories by at least two nationally recognized rating agencies.

     (q) Any taxes, fees and other governmental charges in connection with the execution, delivery and issuance of this Agreement, the Sale Agreement, the Trust Agreement, the Indenture, the Notes and the Certificates have been paid or will be paid at or prior to the Closing Date.

     (r) At the Closing Date, each of the representations and warranties of the Seller set forth in the Sale Agreement and the Trust Agreement will be true and correct in all material respects.

     Any certificate signed by an officer of the Seller and delivered to the Underwriters or counsel for the Underwriters in connection with an offering of the Securities shall be deemed, and shall state that it is, a representation and warranty as to the matters covered thereby to each person to whom the representations and warranties in this Section 1 are made.

     Section 2. Purchase and Sale

     The commitment of the Underwriters to purchase the Securities pursuant to this Agreement shall be deemed to have been made on the basis of the representations, warranties and agreements herein contained and shall be subject to the satisfaction of the terms and conditions set forth herein. The Seller agrees to instruct the Eligible Lender Trustee to issue and agrees to sell to the Underwriters, and the Underwriters severally agree to purchase from the Seller (except as provided in Sections 10 and 11 hereof) the Securities at the purchase price set forth in Schedule A.

     Section 3. Delivery and Payment

     Delivery of and payment for the Securities to be purchased by the Underwriters shall be made at the offices of Cadwalader, Wickersham & Taft, 201 South College Street, Suite 1510, Charlotte, North Carolina 28244, or at such other place as shall be agreed upon by the Underwriters and the Seller at 10:00 a.m. Charlotte, North Carolina, time on [June ---], 1997, or at such other time or date as shall be agreed upon in writing by the Underwriters and the Seller (such date being referred to as the "Closing Date"). Payment shall be made to the Seller by wire transfer of same day funds payable to the account of the Seller. Delivery of the Securities shall be made to the Underwriters for the account of the Underwriters against payment of the purchase price thereof. The Securities shall be in such denominations and registered in such names as the Underwriters may request in writing at least two business days prior to the Closing Date. The Securities will be made available for examination by the Underwriters no later than 2:00 p.m. Charlotte, North Carolina time on the first business day prior to the Closing Date.

     Section 4. Offering by the Underwriters

     It is understood that, after the Registration Statement becomes effective and subject to the terms and conditions hereof, the Underwriters propose to offer the Securities for sale to the public (which may include selected dealers) as set forth in the Prospectus.

     Section 5. Covenants of the Seller

     The Seller agrees as follows:

     (a) To prepare the Prospectus in a form approved by the Underwriters and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement; to make no further amendment or any supplement to the Registration Statement or to the Prospectus prior to the Closing Date except as permitted herein; to advise the Underwriters, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any amended Prospectus has been filed and to furnish the Underwriters with copies thereof; to promptly advise the Underwriters of its receipt of notice of the issuance by the Commission of any stop order or of: (i) any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus; (ii) the suspension of the qualification of the Securities for the offering or sale in any jurisdiction; (iii) the initiation of or threat of any proceeding for any such purpose; (iv) any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information. In the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification, the Seller promptly shall use its best efforts to obtain the withdrawal of such order by the Commission.

     (b) To furnish promptly to the Underwriters and to counsel for the Underwriters a signed copy of the Registration Statement as originally filed with the Commission, including all consents and exhibits filed therewith.

     (c) To deliver promptly to the Underwriters such number of the following documents as the Underwriters shall reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case including exhibits); (ii) each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus; and (iii) any document incorporated by reference in the Prospectus (including exhibits thereto). If the delivery of a prospectus is required at any time prior to the expiration of nine months after the Effective Time in connection with the offering or sale of the Securities, and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus in order to comply with the Securities Act, the Seller shall notify the Underwriters and, upon the Underwriters' request, shall file such document and prepare and furnish without charge to the Underwriters and to any dealer in securities as many copies as the Underwriters may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which corrects such statement or omission or effects such compliance, and in case the Underwriters are required to deliver a Prospectus in connection with sales of any of the Securities at any time nine months or more after the Effective Time, upon the request of the Underwriters but at its expense, the Seller shall prepare and deliver to the Underwriters as many copies as the Underwriters may reasonably request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Securities Act.

     (d) To file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the judgment of the Seller or the Underwriters, be required by the Securities Act or requested by the Commission.

     (e) Prior to filing with the Commission any (1) Preliminary Prospectus, (2) supplement to the Prospectus, or document incorporated by reference in the Prospectus, or (3) Prospectus pursuant to Rule 424 of the Rules and Regulations, to furnish a copy thereof to the Underwriters and counsel for the Underwriters and obtain the consent of the Underwriters to the filing.

     (f) To cause the Trust to make generally available to holders of the Securities as soon as practicable, but in any event not later than 90 days after the close of the period covered thereby, a statement of earnings of the Trust (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Seller, Rule 158) and covering a period of at least twelve consecutive months beginning not later than the first day of the first fiscal quarter following the Closing Date.

     (g) To use its best efforts, in cooperation with the Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as the Underwriters may designate, and maintain or cause to be maintained such qualifications in effect for as long as may be required for the distribution of the Securities. The Seller will file or cause the filing of such statements and reports as may be required by the laws of each jurisdiction in which the Securities have been so qualified.

     (h) So long as the Securities shall be outstanding, to deliver to the Underwriters as soon as such statements are furnished to the Seller: (1) the annual statement as to compliance delivered to the Seller pursuant to Section
3.09 of the Master Servicing Agreement; and (2) the annual statement of a firm of independent public accountants furnished to the Seller pursuant to Section
3.10 of the Master Servicing Agreement.

     (i) So long as any of the Securities are outstanding, the Seller will furnish to the Underwriters (i) as soon as practicable after the end of the fiscal year all documents required to be distributed to Securityholders or filed with the Commission on behalf of the Trust pursuant to the Exchange Act, or any order of the Commission thereunder and (ii) from time to time, any other information concerning the Seller as Underwriters may reasonably request only insofar as such information reasonably relates to the Registration Statement or the transactions contemplated by the Basic Documents.

     (j) To apply the net proceeds from the sale of the Securities in the manner set forth in the Prospectus.

     Section 6. Conditions to the Underwriters' Obligations

     The obligations of the Underwriters to purchase the Securities pursuant to this Agreement are subject to: (1) the accuracy on and as of the Closing Date of the representations and warranties on the part of the Seller herein contained;
(2) the performance by the Seller of all of its obligations hereunder; and (3) the following conditions as of the Closing Date:

     (a) The Underwriter shall have received confirmation of the effectiveness of the Registration Statement. No stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission. Any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus shall have been complied with.

     (b) Neither Underwriter shall have discovered and disclosed to the Seller on or prior to the Closing Date that the Registration Statement or the Prospectus or any amendment or supplement thereto contains an untrue statement of a fact or omits to state a fact which, in the opinion of Kilpatrick Stockton LLP, counsel for the Underwriters, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

     (c) All corporate proceedings and other legal matters relating to the authorization, form and validity of this Agreement, the Sale Agreement, the Master Servicing Agreement, the Administration Agreement, the Indenture, the Trust Agreement, the Securities, the Registration Statement and the Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be satisfactory in all respects to counsel for the Underwriters, and the Seller shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

     (d) Cadwalader, Wickersham & Taft shall have furnished to the Underwriters their written opinion, as counsel to the Seller, the Master servicer and the Administrator, addressed to the Underwriters and dated the Closing Date, in form and substance satisfactory to the Underwriters, to the effect that:

          (i) The Seller is existing in good standing as a national banking association organized under the laws of the United States of America.

          (ii) The Seller has full corporate power and authority to enter into and fulfill its obligations under the Trust Agreement, the Sale Agreement and this Agreement.

          (iii) The Trust Agreement, the Sale Agreement and this Agreement have been duly authorized, executed and delivered by the Seller.

          (iv) No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body having jurisdiction over the Seller is required for the consummation by the Seller of the transactions contemplated by the Trust Agreement, the Sale Agreement and this Agreement, except such consents, approvals, authorizations, registrations and qualifications as may be required under the Securities Act or State securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters or as have been previously obtained.

          (v) The direction by the Seller to the Eligible Lender Trustee to execute, issue, authenticate and deliver the Certificates has been duly authorized by the Seller and, assuming that the Eligible Lender Trustee has been duly authorized to do so, when executed, authenticated and delivered by the Eligible Lender Trustee against payment of the agreed upon consideration therefor in accordance with this Agreement, the Certificates will be validly issued and outstanding and will be entitled to the benefits of the Trust Agreement.

          (vi) The direction of the Eligible Lender Trustee to the Indenture Trustee to issue, authenticate and deliver the Notes has been duly authorized by the Eligible Lender Trustee and, assuming that the Indenture Trustee has been duly authorized to do so, when authenticated and delivered by the Indenture Trustee against payment therefor in accordance with the Agreement, the Notes will constitute the legal, valid and binding obligations of the Trust, entitled to the benefits of the Indenture.

          (vii) First Union is existing in good standing as a national banking association organized under the laws of the United States of America.

          (viii) First Union has full corporate power and authority to enter into and fulfill its obligations under the Master Servicing Agreement and the Administration Agreement.

          (ix) The Master Servicing Agreement and the Administration Agreement have been duly authorized, executed and delivered by First Union.

          (x) No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body having jurisdiction over First Union is required for the consummation by First Union of the transactions contemplated by the Master Servicing Agreement and the Administration Agreement, except such consents, approvals, authorizations, registrations and qualifications as have been obtained.

          (xi) This Agreement, the Sale Agreement, the Trust Agreement, the Indenture, the Master Servicing Agreement and the Administration Agreement, assuming the due authorization, execution and delivery of such agreements by the other parties thereto, constitute the legal, valid and binding agreements of the Seller, the Master Servicer and the Administrator, as applicable, enforceable against the Seller, the Master Servicer and the Administrator, as applicable, in accordance with their terms, subject as to enforceability to (x) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (y) the qualification that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion, with respect to such remedies, of the court before which any proceedings with respect thereto may be brought to the extent that such remedy with respect to indemnification for Securities Act liability is found to be against public policy.

          (xii) The conditions to the use by the Seller of a registration statement on Form S-3 under the Securities Act, as set forth in the General Instructions to Form S-3, have been satisfied with respect to the Registration Statement and the Prospectus.

          (xiii) The Registration Statement and any amendments thereto have become effective under the Securities Act; to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and not withdrawn and no proceedings for that purpose have been instituted or threatened and not terminated; and the Registration Statement, the Prospectus and each amendment or supplement thereto, as of their respective effective or issue dates (other than the financial and statistical information contained therein, as to which such counsel need express no opinion), complied as to form in all material respects with the applicable requirements of the Securities Act and the rules and regulations thereunder.

          (xiv) To the best of such counsel's knowledge, there are no material contracts, indentures or other documents of a character required to be described or referred to in the Registration Statement or, the Prospectus or to be filed as exhibits to the Registration Statement other than those described or referred to therein or filed or incorporated by reference as exhibits thereto.

          (xv) The statements in the Prospectus under the headings "SUMMARY OF TERMS--Tax Considerations" and "--ERISA Considerations" and "CERTAIN LEGAL ASPECTS OF THE FINANCED STUDENT LOANS," "ERISA CONSIDERATIONS" and "CERTAIN FEDERAL INCOME TAX CONSEQUENCES," to the extent that they constitute matters of federal law or legal conclusions with respect thereto, have been reviewed by such counsel and are correct in all material respects with respects to those consequences or aspects that are discussed.

          (xvi) The Sale Agreement, the Indenture, the Master Servicing Agreement, the Administration Agreement and the Trust Agreement conform in all material respect to the description thereof contained in the Prospectus and the Trust is not required to be registered under the Investment Company Act of 1940, as amended.

          (xvii) The Sale Agreement, the Master Servicing Agreement and the Administration Agreement and are not required to be qualified under the Trust Indenture Act of 1939, as amended,

          (xviii) Neither the Seller nor the Trust is an "investment company" or under the control of an "investment company" as such terms are defined in the 1940 Act.

          (xix) Opinion that the Trust will be taxed as partnership.

          (xx) The Notes and the Certificates will, when issued, conform to the descriptions thereof contained in the Prospectus.

     Such counsel shall also have furnished to the Underwriters a written statement, addressed to the Underwriters and dated the Closing Date, in form and substance satisfactory to the Underwriters to the effect that no facts have come to the attention of such counsel which lead them to believe that: (a) the Registration Statement (other than the documents incorporated therein by reference and the financial and statistical information contained therein, as to which no opinion shall be given at the time it became effective, or at the date of such opinion) contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (b) the Prospectus (other than (i) the information incorporated therein by reference (ii) the information with respect to the Eligible Lender Trustee and the Indenture Trustee, and (iii) the financial, statistical and numerical information contained therein, as to which no opinion shall be expressed) contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     (e) The Underwriters shall have received the favorable opinion, dated the Closing Date of Cadwalader, Wickersham & Taft, counsel to the Seller, addressed to the Seller and satisfactory to the Rating Agencies and the Underwriters, with respect to certain matters relating to the transfer of the Financed Student Loans to the Trust, and such counsel shall have consented to reliance on such opinion by the Rating Agencies as though such opinion had been addressed to each such party.

     (f) First Union shall have furnished to the Underwriters a written opinion of counsel to First Union (who may be an employee of First Union or of an affiliate of First Union), addressed to the Underwriters and dated the Closing Date, in form and substance satisfactory to the Underwriters, to the effect that:

          (i) The execution, delivery and performance of the Master Servicing Agreement and the Administration Agreement by First Union and the consummation of the transactions contemplated thereby do not and will not conflict with or result in a material breach or violation of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel and to which First Union is a party or by which First Union is bound or to which any of the property or assets of First Union or any of its subsidiaries is subject. Nor will such actions result in any violation of the provisions of the articles of association or bylaws of First Union or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over First Union or any of its properties or assets.

          (ii) There are no actions, proceedings or investigations pending before or, to the best knowledge of such counsel, threatened by any court, administrative agency or other tribunal to which First Union is a party or of which any of its properties is the subject: (a) which if determined adversely to First Union would have a material adverse effect on the business, results of operations or financial condition of First Union; (b) asserting the invalidity of the Master Servicing Agreement or the Administration Agreement; (c) seeking to prevent the consummation by First Union of any of the transactions contemplated by the Master Servicing Agreement or the Administration Agreement, as the case may be; or (d) which might materially and adversely affect the performance by First Union of its obligations under, or the validity or enforceability of, the Master Servicing Agreement or the Administration Agreement.

     (g) Counsel for the Seller (who may be an employee of the Seller or an affiliate of the Seller) shall have furnished to the Underwriters its written opinion, addressed to the Underwriters and dated the Closing Date, in form and substance satisfactory to the Underwriters, to the effect that:

          (i) The execution, delivery and performance of this Agreement, the Sale Agreement and the Trust Agreement by the Seller, the consummation of the transactions contemplated hereby and thereby, and the issuance and delivery of the Securities do not and will not conflict with or result in a material breach or violation of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Seller is a party or by which the Seller is bound or to which any of the property or assets of the Seller or any of its subsidiaries is subject, nor will such actions result in any violation of the provisions of the articles of association or bylaws of the Seller or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Seller or any of its properties or assets.

          (ii) There are no actions, proceedings or investigations pending before or, to the best knowledge of such counsel, threatened by any court, administrative agency or other tribunal to which the Seller is a party or of which any of its properties is the subject: (a) which if determined adversely to Seller would have a material adverse effect on the business, results of operations or financial condition of the Seller; (b) asserting the invalidity of the Sale Agreement, the Trust Agreement, the Indenture or the Securities; (c) seeking to prevent the issuance of the Securities or the consummation by First Union of any of the transactions contemplated by the Sale Agreement, the Trust Agreement, the Indenture or this Agreement, as the case may be; or (d) which might materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, the Sale Agreement, the Trust Agreement, the Indenture, this Agreement or the Securities.

     (h) The Underwriters shall have received the favorable opinion or opinions, dated the date of the Closing Date, of counsel for the Underwriters, with respect to the issue and sale of the Securities, the Registration Statement, this Agreement, the Prospectus and such other related matters as the Underwriters may reasonably require.

     (i) The Underwriters shall have received an opinion of ----------------------, special student loan counsel to the Underwriters and, in the case of clause (iii) below, special student loan counsel to the Eligible Lender Trustee, dated the Closing Date, satisfactory in form and substance to the Underwriters, to the effect that:

          (i) The agreements implementing the Basic Documents, and the transactions contemplated by the Basic Documents, conform in all material respects to the applicable requirements of the Higher Education Act, and that, upon the due authorization, execution and deliver of the Basic Documents and the consummation of such transactions, the Financed Student Loans, legal title to which will be held by the Eligible Lender Trustee on behalf of the Trust, will qualify, subject to compliance with all applicable origination and servicing requirements, for all applicable federal assistance payments, including federal reinsurance and federal interest subsidies and special allowance payments.

          (ii) Such counsel has examined the Registration Statement and the Prospectus, and nothing has come to such counsel's attention that would lead such counsel to believe that, solely with respect to the Higher Education Act and the student loan business, the Registration Statement or the Prospectus or any amendment or supplement thereto as of the respective dates there of or on the Closing Date contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein not misleading.

          (iii) The Eligible Lender Trustee is an "eligible lender" as such term is defined in section 435(d) of the Higher Education Act for purposes of holding legal title to the Financed Student Loans.

     (j) The Underwriters shall have received an opinion of counsel to each Guarantor dated the Closing Date and satisfactory in form and substance to the Underwriters and their counsel, to the effect that:

          (i) Such Guarantor has been duly incorporated or organized, as the case may be, and is validly existing as a non-profit corporation or other entity in good standing under the laws of its organization with full power and authority (corporate and other) to own its properties and conduct its business, as presently conducted by it, and to enter into and perform its obligations under the applicable Guarantee Agreement (and the agreements with the Department under Section 428 of the Higher Education Act to the extent relevant to such Guarantor's obligations under such Guarantee Agreement) to which it is a party, and had at all relevant times, and now has, the power, authority and legal right to guarantee the Financed Student Loans covered by such Guarantee Agreement and to receive, subject to compliance with all applicable conditions, restrictions and limitations of the Higher Education Act, reinsurance payments from the Department with respect to claims paid by it on such Financed Student Loans.

          (ii) Such Guarantor is duly qualified to do business and is in good standing, and has obtained all necessary licenses and approvals in each jurisdiction in which failure to qualify or to obtain such license or approval would render such Guarantor's obligation under its Guarantee Agreement to guarantee the Financed Student Loans covered thereby unenforceable by or on behalf of the Trust.

          (iii) The Guarantee Agreement (and the agreements with the Department under Section 428 of the Higher Education Act to the extent relevant to such Guarantor's obligations under such Guarantee Agreement) to which such Guarantor is a party has been duly authorized, executed and delivered by such Guarantor and is the legal, valid and binding obligation of such Guarantor enforceable against such Guarantor in accordance with its terms, except (x) the enforceability thereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws nor or hereafter in effect relating to creditors' rights and (y) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

          (iv) Neither the execution and delivery by such Guarantor of the Guarantee Agreement to which it is a party, nor the consummation by such Guarantor of the transactions contemplated therein nor the fulfillment of the terms thereof by such Guarantor will conflict with, result in a breach, violation or acceleration of, or constitute a default under, any term or provision of the organizational documents of such Guarantor or any indenture or other agreement or instrument to which such Guarantor is a party or by which such Guarantor is bound, or result in a violation of or contravene the terms of any statute, order or regulation applicable to such Guarantor of any court, regulatory body, administrative agency or governmental body having jurisdiction over such Guarantor.

          (v) There are no actions, proceedings or investigations pending or, to the best of such counsel's knowledge after due inquiry, threatened against such Guarantor before or by any governmental authority that might materially and adversely affect the performance by such Guarantor of its obligations under, or the validity or enforceability of, the Guarantee Agreement (or the agreements with the Department under Section 428 of the Higher Education Act to the extent relevant to such Guarantor's obligations under such Guarantee Agreement) to which it is a party.

     (k) The Underwriters shall have received an opinion of -------------------, counsel to the Indenture Trustee, dated the Closing Date and satisfactory in form and substance to the Underwriters and its counsel, to the effect that:

          (i) The Indenture Trustee is a New York banking corporation duly incorporated or organized under the laws of New York.

          (ii) The Indenture Trustee has the full corporate trust power to accept the office of indenture trustee under the Indenture and the Administration Agreement.

          (iii) The execution and delivery of the Indenture and the Administration Agreement and the performance by the Indenture Trustee of its obligations under the Indenture and the Administration Agreement, have been duly authorized by all necessary action of the Indenture Trustee and each has been duly executed and delivered by the Indenture Trustee.

          (iv) The Indenture and the Administration Agreement constitute valid and binding obligations of the Indenture Trustee enforceable against the Indenture Trustee in accordance with their terms under the laws of the State of New York and the Federal law of the United States.

          (v) The execution and delivery by the Indenture Trustee of the Indenture and the Administration Agreement and the acceptance of the Indenture do not require any consent, approval or authorization of, or any registration or filing with, any New York or United States Federal governmental authority, other than the qualification of the Indenture Trustee under the Trust Indenture Act.

          (vi) Each of the Notes has been duly authenticated by the Indenture Trustee.

          (vii) Neither the consummation by the Indenture Trustee of the transactions contemplated in the Indenture or the Administration Agreement nor the fulfillment of the terms thereof by the Indenture Trustee will conflict with, result in the breach or violation of, or constitute a default under any law or the charter, by-laws or other organizational documents of the Indenture Trustee or the terms of any indenture or other agreement or instrument to which the Indenture Trustee or any of its subsidiaries is a party or is bound or any judgment, order or decree applicable to the Indenture Trustee or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Indenture Trustee or any of its subsidiaries.

          (viii) There are no actions, suits or proceedings pending or, to the best of such counsel's knowledge after due inquiry, threatened against the Indenture Trustee (as indenture trustee under the Indenture or in its individual capacity) before or by any governmental authority that might materially and adversely affect the performance by the Indenture Trustee of its obligations under, or the validity or enforceability of, the Indenture or the Administration Agreement.

          (ix) The execution, delivery and performance by the Indenture Trustee of the Indenture and the Administration Agreement will not subject any of the property or assets of the Trust or any portion thereof, to any lien created by or arising under the Indenture Trustee that are unrelated to the transactions contemplated in such agreements.

     (l) The Underwriters shall have received an opinion of counsel to the Eligible Lender Trustee, dated the Closing Date and satisfactory in form and substance to the Underwriters and their counsel, to the effect that:

          (i) The Eligible Lender is a national banking association duly incorporated or organized and validly existing under the laws of the United States.

          (ii) The Eligible Lender Trustee has the full corporate trust power to accept the office of eligible lender trustee under the Trust Agreement and to enter into and perform its obligations under the Trust Agreement, the Sale Agreement and the Master Servicing Agreement and, on behalf of the Trust, under the Indenture, the Sale Agreement, the Master Servicing Agreement, the Administration Agreement and the Guarantee Agreements.

          (iii) The execution and delivery of the Trust Agreement, the Sale Agreement and the Master Servicing Agreement and, on behalf of the Trust, of the Indenture, the Sale Agreement, the Master Servicing Agreement, the Administration Agreement and the Guarantee Agreements, and the performance by the Eligible Lender Trustee of its obligations under the Trust Agreement, the Indenture, the Sale Agreement, the Master Servicing Agreement, the Administration Agreement and the Guarantee Agreements, have been duly authorized by all necessary action of the Eligible Lender Trustee and each has been duly executed and delivered by the Eligible Lender Trustee.

          (iv) The Trust Agreement, the Sale Agreement, the Master Servicing Agreement and the Administration Agreement constitute valid and binding obligations of the Eligible Lender Trustee enforceable against the Eligible Lender Trustee in accordance with their terms.

          (v) The execution and delivery by the Eligible Lender Trustee of the Trust Agreement, the Sale Agreement and the Master Servicing Agreement and, on behalf of the Trust, of the Indenture, the Sale Agreement, the Master Servicing Agreement, the Administration Agreement and the Guarantee Agreements, do not require any consent, approval or authorization of, or any registration or filing with, any applicable governmental authority.

          (vi) Each of the Notes has been duly executed and delivered by the Eligible Lender Trustee, on behalf of the Trust. Each of the Certificates has been duly executed and delivered by the Eligible Lender Trustee, as eligible lender trustee and authenticating agent.

          (vii) Neither the consummation by the Eligible Lender Trustee of the transactions contemplated in the Sale Agreement, the Master Servicing Agreement, the Indenture, the Trust Agreement or the Administration Agreement nor the fulfillment of the terms thereof by the Eligible Lender Trustee, will conflict with, result in a breach or violation of, or constitute a default under any law or the charter, by-laws or other organizational documents of the Eligible Lender Trustee or the terms of any indenture or other agreement or instrument to which the Eligible Lender Trustee or any of its subsidiaries is a party or is bound or any judgment, order or decree applicable to the Eligible Lender Trustee or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Eligible Lender Trustee or any of its subsidiaries.

          (viii) There are no actions, suits or proceedings pending or, to the best of such counsel's knowledge after due inquiry, threatened against the Eligible Lender Trustee (as eligible lender trustee under the Trust Agreement or in its individual capacity) before or by any governmental authority that might materially and adversely affect the performance by the Eligible Lender Trustee of its obligations under, or the validity or enforceability of, the Trust Agreement, the Sale Agreement or the Master Servicing Agreement.

          (ix) The execution, delivery and performance by the Eligible Lender Trustee of the Sale Agreement, the Master Servicing Agreement, the Indenture, the Trust Agreement or any Guarantee Agreement will not subject any of the property or assets of the Trust or any portion thereof, to any lien created by or arising under the Eligible Lender Trustee that are unrelated to the transactions contemplated in such agreements.

     (m) The Seller shall have furnished to the Underwriters a certificate, dated the Closing Date, of its Chairman of the Board, its President or a Vice President stating that:

          (i) The representations and warranties of the Seller in Section 1 of this Agreement are true and correct as of the Closing Date; and the Seller has complied with all its agreements contained herein; and

          (ii) Such person has carefully examined the Registration Statement and the Prospectus and, in his opinion (x) as of the Effective Date, the Registration Statement and Prospectus did not include an untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (y) since the Effective Date no event has occurred which should have been set forth in a supplement or amendment to the Registration Statement or the Prospectus.

     (n) The Eligible Lender Trustee shall have furnished to the Underwriters a certificate of the Eligible Lender Trustee, signed by one or more duly authorized officers of the Eligible Lender Trustee, dated the Closing Date, as to the due authorization, execution and delivery of the Trust Agreement and the Sale Agreement by the Eligible Lender Trustee and the acceptance by the Eligible Lender Trustee of the trusts created thereby and the due execution, authentication and delivery of the Certificates by the Eligible Lender Trustee thereunder and such other matters as the Underwriters shall reasonably request.

     (o) The Notes shall have been rated "---------" by -------------------------, and "------------" by --------------------------- and
the Certificates shall have been rated "-----" by -------------------------- and "------" by -----------------.

     (p) The Underwriters shall have received at or before the Closing Date, from KPMG Peat Marwick LLP, letters, dated as of the date of this Agreement, substantially in the forms of Exhibit A and Exhibit B hereto (the "Initial Letters") and bring down letters dated as of the Closing Date, (A) confirming that they are independent public accountants within the meaning of the Securities Act, and are in compliance with, the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (B) stating the conclusions and findings of such firm with respect to the financial information and other matters covered by its letter, and (C) in the case of the bring-down letters, confirming in all material respects the conclusions and finding set forth in the Initial Letters.

     (q) Prior to the Closing Date, counsels for the Underwriters shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated and related proceedings or in order to evidence the accuracy and completeness of any of the representations and warranties, or the fulfillment of any of the conditions, herein contained, and all proceedings taken by the Seller in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Underwriters and counsels for the Underwriters.

     (r) Subsequent to the execution and delivery of this Agreement none of the following shall have occurred: (i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the over-the-counter market shall have been suspended or minimum prices shall have been established on either of such exchanges or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction; (ii) a banking moratorium shall have been declared by federal or state authorities;
(iii) the United States shall have become engaged in hostilities, there shall have been an escalation of hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States; or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets of the United States shall be such) as to make it, in the judgment of the Underwriters, impractical or inadvisable to proceed with the public offering or delivery of the Certificates on the terms and in the manner contemplated in the Prospectus.

     If any condition specified in this Section 6 shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Underwriters by notice to the Seller at any time at or prior to the Closing Date, and such termination shall be without liability of any party to any other party except as provided in Section 7.

     All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

     Section 7. Payment of Expenses

     As between the Seller and the Underwriters, the Seller agrees to pay: (a) the costs incident to the authorization, issuance, sale and delivery of the Securities and any taxes payable in connection therewith; (b) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement and any amendments and exhibits thereto; (c) the costs of distributing the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), the Preliminary Prospectus, the Prospectus and any amendment or supplement to the Prospectus or any document incorporated by reference therein, all as provided in this Agreement; (d) the costs of reproducing and distributing this Agreement; (e) the fees and expenses of qualifying the Securities under the securities laws of the several jurisdictions as provided in Section 5(g) hereof and of preparing, printing and distributing a Blue Sky Memorandum and a Legal Investment Survey (including related fees and expenses of counsel to the Underwriters); (f) any fees charged by securities rating services for rating the Securities; and (g) all other costs and expenses incident to the performance of the obligations of the Seller (including costs and expenses of its counsel); provided that, except as provided in this Section 7, the Underwriters shall pay their own costs and expenses, including the costs and expenses of their respective counsel, any transfer taxes on the Securities which they may sell and the expenses of advertising any offering of the Securities made by the Underwriters.

     If this Agreement is terminated by the Underwriters in accordance with the provisions of Section 6, Section 10 or Section 11, the Seller shall reimburse the Underwriters for all reasonable out-of-pocket expenses, including fees and disbursements of Kilpatrick Stockton LLP.

     Section 8. Indemnification and Contribution

     (a) (1) The Seller and First Union agree to indemnify and hold harmless each of the Underwriters, their directors and each person, if any, who controls the Underwriters within the meaning of Section 15 of the Securities Act from and against any and all loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of the Securities), to which the Underwriters, their directors or any such controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Prospectus or the Prospectus or
(iv) the omission or alleged omission to state, in the Preliminary Prospectus or the Prospectus, a material fact required to be stated therein or necessary to make the statements in the Preliminary Prospectus or the Prospectus, in the light of the circumstances under which they were made, not misleading and shall reimburse each Underwriter, each such director and each such controlling person promptly upon demand for any legal or other expenses reasonably incurred by such Underwriter, such director or such controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action, as such expenses are incurred; provided, however, the Seller and First Union shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in the Prospectus, the Preliminary Prospectus or the Registration Statement in reliance upon and in conformity with written information furnished to the Seller by or on behalf of any of the Underwriters specifically for inclusion therein. The foregoing indemnity agreement is in addition to any liability which the Seller and First Union may otherwise have to the Underwriters, its directors or any controlling person of the Underwriters.

     (2) The Seller and First Union agree to indemnify and hold harmless --------------------, its directors and each person, if any, who controls -------------------- within the meaning of Section 15 of the Securities Act from and against any and all loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of the Securities), to which --------------, its directors or any such controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any prospectus used after ---------, 1997 (a "Market Making Prospectus"), or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and shall reimburse --------------------, each such director and each such controlling person promptly upon demand for any legal or other expenses reasonably incurred by --------------------, such director or such controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action, as such expenses are incurred; provided, however, the Seller and First Union shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in a Market Making Prospectus in reliance upon and in conformity with written information furnished to the Seller by -------------------- specifically for inclusion therein. The foregoing indemnity agreement is in addition to any liability which the Seller and First Union may otherwise have to --------------------, its directors or any controlling person of ------------------ under this Agreement.

     (b) Each Underwriter severally agrees to indemnify and hold harmless each of the Seller and First Union, their directors, each of their officers who signed the Registration Statement, and each person, if any, who controls the Seller and First Union within the meaning of Section 15 of the Securities Act against any and all loss, claim, damage or liability, or any action in respect thereof, to which the Seller or First Union or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) an untrue, statement or alleged untrue statement of a material fact contained in the Registration Statement, (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Prospectus or the Prospectus or (iv) the omission or alleged omission to state therein a material fact required to be stated in the Preliminary Prospectus or the Prospectus or necessary to make the statements in the Preliminary Prospectus or the Prospectus, in the light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Seller by or on behalf of the Underwriters specifically for inclusion therein, and shall reimburse the Seller and any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Seller or any director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which the Underwriters may otherwise have to the Seller and First Union or any such director, officer or controlling person. Notwithstanding anything to the contrary contained in this
Section 8, -------------------- shall have no obligation to indemnify any party for any loss, claim, damage or liability or contribute to any such loss, claim, damage or liability in respect of untrue statements or alleged untrue statements of material fact or omissions or alleged omissions to state a material fact contained in any Market Making Prospectus.

     (c) Promptly after receipt by any indemnified party under this Section 8 of notice of any claim or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, the failure to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 8 except to the extent it has been materially prejudiced by such failure, and provided, further, the failure to notify any indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 8.

     If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation.

     Any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless: (i) the employment thereof has been specifically authorized by the indemnifying party in writing; (ii) such indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel it is advisable for such indemnified party to employ separate counsel; or (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to local counsel) at any time for all such indemnified parties, which firm shall be designated in writing by the Underwriters, if the indemnified parties under this Section 8 consist of the Underwriters or any of their directors and controlling persons, or by the Seller, if the indemnified parties under this Section 8 consist of the Seller or any of the Seller's directors, officers or controlling persons.

     Each indemnified party, as a condition of the indemnity agreements contained in Section 8(a) and (b), shall use its best efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

     Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement.

     (d) If the indemnification provided for in this Section 8 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or (b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Seller on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or if the indemnified party failed to give the notice required under Section 8(c), in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Seller on the one hand and the Underwriters on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations.

     The relative benefits of the Underwriters and the Seller shall be deemed to be in such proportions that the Underwriters are responsible for their pro rata portion of such losses, liabilities, claims, damages and expenses determined in accordance with the ratio that the difference between the purchase price paid to the Seller by the Underwriters and the aggregate resale price received by the Underwriters bears to the purchase price paid to the Seller by the Underwriters, and the Seller shall be responsible for the balance.

     The relative fault of the Underwriters and the Seller shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Seller or by the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission and other equitable considerations,

     The Seller and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 8(d) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 8(d) shall be deemed to include, for purposes of this Section 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

     In no case shall the Underwriters be responsible for any amount in excess of the difference between the purchase price paid to the Seller by the Underwriters and the aggregate resale price received by the Underwriters. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     (e) The Underwriters confirm that the information set forth [(i) in the last paragraph on the cover page, (ii) in the second paragraph on page ----- and
(iii) in the first sentence of the fourth paragraph under the caption "Underwriting" in the Prospectus] is correct and constitutes the only information furnished in writing to the Seller by or on behalf of the Underwriters specifically for inclusion in the Registration Statement and the Prospectus.

     Section 9. Representations, Warranties and Agreements to Survive Delivery

     All representations, warranties and agreements contained in this Agreement or contained in certificates of officers of the Seller submitted pursuant hereto shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Underwriters or controlling persons thereof, or by or on behalf of the Seller and shall survive delivery of any Securities to the Underwriters.

     Section 10. Default by One of the Underwriters

     If one of the Underwriters participating in the public offering of the Securities shall fail at the Closing Date to purchase the Securities which it is obligated to purchase hereunder (the "Defaulted Securities"), then the non-defaulting Underwriter shall have the right, within 24 hours thereafter, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth. If, however, the non-defaulting Underwriter has not completed such arrangements within such 24-hour period, then:

          (1) if the aggregate principal amount of Defaulted Securities does not exceed 10% of the aggregate principal amount of the Securities to be purchased pursuant to this Agreement, the non-defaulting Underwriter shall be obligated to purchase the full amount thereof, or

          (2) if the aggregate principal amount of Defaulted Securities exceeds 10% of the aggregate principal amount of the Securities to be purchased pursuant to this Agreement, this Agreement shall terminate, without any liability on the part of the non-defaulting Underwriter.

     No action taken pursuant to this Section 10 shall relieve a defaulting Underwriter from the liability with respect to any default of such Underwriter under this Agreement.

     In the event of a default by any Underwriter as set forth in this Section 10, the non-defaulting Underwriter and the Seller shall have the right to postpone the Closing Date for a period not exceeding five Business Days in order that any required changes in the Registration Statement or Prospectus or in any other documents or arrangements may be effected.

     Section 11. Termination of Agreement

     The Underwriters may terminate this Agreement immediately upon notice to the Seller, at any time at or prior to the Closing Date if any of the events or conditions described in Section 6(r) of this Agreement shall occur and be continuing. In the event of any such termination, the covenant set forth in
Section 5(g), the provisions of Section 7, the indemnity  agreement set forth in
Section 8, and the provisions of Sections 9 and 13 shall remain in effect.

     Section 12. Notices

     All statements, requests, notices and agreements hereunder shall be in writing, and:

     (a) if to First Union Capital Markets Corp., shall be delivered or sent by mail, telex or facsimile transmission One First Union TW-8, 301 South College Street, Charlotte, North Carolina 28288, Attention: [------------------- (Fax:
(704)  ----------)],  and if to  the  Co-Underwriter,  to  --------------------,
-------------------------------------; or

     (b) if to the Seller, shall be delivered or sent by mail, telex or facsimile transmission to First Union National Bank, 301 South College Street,
Attention: Levis R. Hughes, III.

     Section 13. Persons Entitled to the Benefit of this Agreement

     This Agreement shall inure to the benefit of and be binding upon the Underwriters and the Seller, and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that the representations, warranties, indemnities and agreements contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control any of the Underwriters within the meaning of Section 15 of the Securities Act, and for the benefit of directors of the Seller, officers of the Seller who have signed the Registration Statement and any person controlling the Seller within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 13, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

     Section 14. Survival

     The respective indemnities, representations, warranties and agreements of the Seller and the Underwriters contained in this Agreement, or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

     Section 15. Definition of the Term "Business Day"

     For purposes of this Agreement, "Business Day" means any day other than (a) a Saturday or Sunday, or (b) a legal holiday in the State of North Carolina or
(c) a day on which banking or savings and loan institutions in the State of North Carolina or the state in which the Corporate Trust Office is located are authorized or obligated by law or executive order to be closed or (d) a day on which the New York Stock Exchange, Inc. is closed for trading.

     Section 16. Governing Law

     This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     Section 17. Counterparts

     This Agreement may be executed in counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

     Section 18. Headings

     The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.


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     If the foregoing  correctly sets forth the agreement between the Seller and the Underwriters, please indicate your acceptance in the space provided for that purpose below.

                                        Very truly yours,


                                        FIRST UNION NATIONAL BANK


                                        By:-----------------------------
                                        Name:
                                        Title:


CONFIRMED AND ACCEPTED,
as of the date first above written:


FIRST UNION CAPITAL MARKETS CORP.


By:--------------------------------
Name:
Title:


By: -------------------------------
Name:
Title:


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                                   SCHEDULE A



Initial Principal Amount of Securities Purchased by Underwriters:

                            Class A-1                       Class A-2
Underwriter                 Notes            Notes          Certificates

FIRST UNION CAPITAL
MARKETS CORP.              $------------   $-----------   $----------------

-----------------------    $------------   $-----------   $----------------

Total                      $------------   $-----------   $----------------




Purchase Price for Securities Purchased by Underwriters:


                            Class A-1                    Class A-2
Underwriter                 Notes         Notes          Certificates

FIRST UNION CAPITAL
MARKETS CORP.                ----%       ------%          --------%

-------------------------    ----%       ------%          --------%



The aggregate proceeds to the Seller from the sale of the Securities to the Underwriters will be approximately $-----------, plus accrued interest in the amount of $---------.